APPENDIX II













                        DUTCH AUCTION BID PROCESS WEBSITE

                                WELCOME SCREENS

The following screenshots from the BioQuest IPO.bdfirm.com have been categorized for viewing in hardcopy format.

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(Register here)
About BioQuest IPO.com
Getting Started
Frequently asked       Welcome to the BioQuest International, Inc. Direct Public
Questions                                 Offering Website.

                     This entire website is part of the BioQuest prospectus that
                     BioQuest has filed with the Securities and Exchange
Contact Us           Commission.

                     The purpose of this site is to allow you, the individual investor, to invest directly in our company without large brokerage fees or opening a brokerage account.

                     We will conduct our self underwritten, all-or-nothing 1,000,000 share, Direct Public Offering (DPO) using a Dutch Auction of our registered shares on this site.

                     We invite you to learn more about BioQuest's business and for the future by, Registereing and accessing our Prospectus.

                     To request a hard copy of the BioQuest Prospectus click on Contact Us.


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(Register here)
About BioQuest IPO.com
Getting Started
Frequently asked    Getting Started
Questions
                    Getting started on BioQuestIPO.com is simple. To find out about who we are and what we do, read all about us.
Contact Us
                    We also recommend you that you begin by reading the Investors' Frequently Asked Questions. This will give you all the basic information you need, from defining an IPO and/or DPO to teaching you how BioQuest's Dutch Auction offering works.

                    As an individual, after you have accessed/read the tutorial you can become a registered user of BioQuestIPO.com by going to the Registration page.

                    Registering for  BioQuestIPO.com  is absolutely  free! There
                    are  no  hidden   charges,   and  there  is   absolutely  no
                    obligation. There are never any membership fees, ever.

                    In order to begin, please read our preliminary prospectus to
                    learn  more  about  BioQuest's   offering,   click  here  to
                    register.


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                                REGISTRATION SCREENS

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User Registration

                     Please enter your information below.

               Items marked with a red asterisk (*) are required.

  Choose a
username:* [                              ]  Must have at least 4 characters

Password:* [                              ]
           Please create a password with at least 6 characters including numbers.
           e.g. "abcde6"

   Reenter
Password:* [                              ]

Keyword:*  [                              ]
           If you lose your password, we will ask you for your "keyword". (e.g. Mother's Maiden name)

                     -------------------------------------

 Courtesy
  Title:* [  Mr.     ]

   First Name:*  [                     ]
          e.g. "John"

    Last Name:*  [                     ]
          (e.g. "Smith")

 Email Address:* [                     ]
          e.g. "someone@somedomain.com"

     Street
Address 1:*[                    ]

     Street
Address 2:*[                    ]

City:*     [                    ]       State:*  [   AL         ]
           Zip:* [              ]

Country:*  [    USA             ]

Telephone
 Number:*  Area Code ([         ])  Tel. No. [       ]-[                 ]

International
       Info.* Country Code:* [          ]  Province [                    ]
              *International Residents Only

                     -------------------------------------

Gender:                                 [          ]

Age:                                    [       ]

Occupation:                             [                       ]

Annual Income:                          [             ]

How did you learn about us:             [                       ]

How many hours per week do you
spend online?                           [        ]

If you have an online brokerage
account, who is your broker?            [             ]

How many trades do you make
per week?                               [        ]

                                   Click here to finish registration    |=>

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                    User Registration

                    Thank you for registering with BioQuest.com

                    Please take note of the following information:

                    Username:Lester42

                    Click here to proceed
                    ----------

[Confirmation Eail Sent to New Registrant]


From:           info@bioquestipo.com
To:             Lester42
Sent:           Date and Time
Subject:        Confirmation Email
================================================================================

Dear Lester:

Welcome and thank you for your interest in learning about our technology! We're happy to have you as our newest memeber.

Please be sure to write down the following information:

User name:      Lester42
Keyword:        Atilinson

If you lose or forgeet your password, please to https://bioquest.bdfirm.com/ssl/index.esol?doc+user.user_secret
You will be asked for your E-mail and you keyword.

If your E-mail reader does not support links coypy link and paste it in your browser.

                                BIDDING SCREENS

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Welcome to our Offering!

          Message Center

          Have any questions? Refer to the Budding Tutorial

          You may Update your Profile at any time.


         Open Auction

Company                    Prospectus                Auction
BioQuestIPO.com            To Access                   Bid


*We encourage you to read the company's prospectus before you place a bid for shares.



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You should read the bidding tutorial
before placing a bid.  Please ckick here.

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Company BioQuestIPO.com: Prospectus

Prior to placing a bid on a company's shares, please access the information contained in the company's prospectus.

           [PDF Graphic]   Click here to download the company's
                           prospectus in Adobe Acrobat format

          [HTML Graphic]   Click here to access the HTML version
                           of the company prospectus.

Once you have accessed the prospectus, you may place a bid on the Company's shares by indicating below


I HAVE HAD ACCESS TO THE PROSPECTUS OF THE COMPANY OFFERING ITS SHARES FOR SALE AND CONSISTENT WITH THE TERMS AND CONDITIONS OF THE PROSPECTUS. I WISH TO PLACE A BID FOR SHARES OF THE COMPANY'S OFFERING.

                                  () Yes () No
                                  [Place a Bid]


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BioQuestIPO.com:Bid                                       BioQuestIPO.com Info

                                                     Total shares      1,000,000
                                                         offered:
                                                     Minimum Bid:         $10.00
                                                     Closing Date:   Oct 01,2001
                                                                        00:00:00
Dear Lester Maddox,

Please fill in the number of shares you would like to purchase,and the price that you are willing to pay per share. Remember,this is a Dutch Auction which fills from the highest bid to the lowest bid.

Please note that bids submitted after 5:00 PM Eastern Time will not Be processed until the end of the following business day.

                                                          (1) Enter Bid

Number of shares: (?)   [                        ]        (2) Payment/Delivery

Price Per Share: (?)    [                        ]        (3) Confirm

Total: (?)               [               ]                (4) Finish


                                                    Next ==>


                           Click on (?) icons for help


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The bid information you have entered is incorrect.        BioQuestIPO.com Info
Please click here to change your bid
                                                     Total shares      1,000,000
                                                         offered:
                                                     Minimum Bid:         $10.00
                                                     Closing Date:   Oct 01,2001
                                                                        00:00:00

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BioQuestIPO.com:Bid                                       BioQuestIPO.com Info

                                                     Total shares      1,000,000
                                                         offered:
                                                     Minimum Bid:         $10.00
                                                     Closing Date:   Oct 01,2001
                                                                        00:00:00

Dear Lester Maddox,

Please choose the payment method you would like to      (1) Enter Bid
use to Purchase these shares.
                                                        (2) Payment/Delivery
You must also indicate a delivery method for
your share certificates.                                (3) Confirm

Please note bids will not be accepted until after       (4) Finish
payment has been Received by the Escrow Agent. Until your money is received by the Escrow Agent, your bid is not official. The auction is subject to close
As determined by the algorithm embedded in the Dutch
Auction Technology being used. If the auction ends before your payment has been received, your bid will automatically be canceled.

Payment Method:            (?) [ List of Available Payment methods] v]

        | Click here| to set up additional payment methods

Delivery Method:           (?) [ List of Available Delivery methods] v]

    | Click here| to set up additional certificate delivery methods


 <== Back                                                Next ==>


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Payment Methods

Please choose which payment method you would like to add to your Account.

(You must have at least one payment method set up before you can complete a bid.)

                            |Debit My bank Account|

                   |Certified Cashier's Check or Money Order|

                                |Wire Transfer|



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You have not entered a Payment  Method.                   (1) Enter Bid

Please add your payment information to continue.          (2) Payment/Delivery

Please click |here| to go back                            (3) Confirm

                                                          (4) Finish




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Payment Methods:  Debit My Bank Account

The Escrow Agent can debit your bank account for the exact amount of your bid. To set up this payment method, please fill in the information below. You may only debit an FDIC commercial bank. You may also only Debit a checking or savings account (not a money market account.)

Please note that you must have sufficient funds in your designated bank Account in order for Escrow Agent to successfully debit your account. If you do not have sufficient funds, it may take up to 5 days before your bid is rejected.

________________________________________________________________

                                    Debit My Bank Account
         Your account will not be debited until the bid is confirmed.

               Drivers License #: [                           ]

           Drivers License State: [     ]

                   Date of birth: [          ]
                       (DDMMYYY)
                       Bank Name: [                            ]

             Bank Account Number: [                            ]

       Bank Routing (ABA) Number: [           ]

                         Check #: [           ]

               Social Security #: [           ]

                       Client ID: [                            ]


                            [Next]  [Reset]

________________________________________________________________

Looking for the ABA and Account Number?
Look on one of your checks for the account you would like us to debit. Both the bank Routing (ABA) and Account numbers appear on the Bottom of the check, as indicated below:


    [Graphic of a check indicating where the ABA and Account Numbers are.]

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The following fields are incomplete or incorrect:

 . Date of Birth
 . Drivers License State
 . Drivers License #
 . Debit Bank Account No.
 . Routing #
 . Social Security #

Please click back and fill them completely/correctly.



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Payment Methods:  Bank Check or Money Order

If you would like to pay with either a certified cashier's check or a money Order, you may do so by sending either one to the following address:

(Insert mailing address here)

IMPORTANT: You must write your unique bid number (?) on your certified cashier's check or money order, and include the invoice which appears when you have finished placing your bid. If you do not write your unique bid number (?) on your payment, your bid will be rejected.

[Next]




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If you would like to pay via a wire transfer, you may do so using the Information below.

IMPORTANT: You must include your unique bid number (?) on your wire transfer. You may include this as one of the additional "Comment" fields on your wire transfer. Ask your bank for more information. If you do not write your unique bid number on your payment, your bid will be rejected.

We also ask that you provide us with the following information. This will help us identify funds in case they are sent incorrectly.

_______________________________________________________________________

                        My Account Information:

                        Bank Name: [               ]

                  Name on Account: [               ]

              Bank Account Number: [               ]

        Bank Routing (ABA) Number: [               ]

                           [Next]  [Reset]


    [Graphic of a check indicating where the ABA and Account Numbers are.]


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The following fields are incomplete or inccorrect:

*       Wire Transfer Bank Name

*       Wire Transfer Bank Account Name

*       Wire Transfer Bank Account No.

*       Wire Transfer Routing No.

Please click back and fill them completely/correctly.

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You have not entered a Delivery Method                   (1) Enter Bid

Please add your delivery information to continue         (2) Payment/Delivery

Please click here ot go back                             (3) Confirm

                                                         (4) Finish


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Your payment information has been updated successfully.

Click[here] to continue in bidding process.



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BioQuestIPO.com:Bid                                       BioQuestIPO.com Info

                                                     Total shares      1,000,000
                                                         offered:
                                                     Minimum Bid:         $10.00
                                                     Closing Date:   Oct 01,2001
                                                                        00:00:00

Dear Lester Maddox,

Please choose the payment method you would like to use to Purchase these shares.

You must also indicate a delivery method for your         (1) Enter Bid
share certificates. Please note bids will
not be accepted until after payment has been              (2) Payment/Delivery
Received by the Escrow Agent. Until your money is
received by the Escrow Agent, your bid is not official.   (3) Confirm
The auction is subject to close As determined by the algorithm embedded in the durch Auction Technology being (4) Finish used. If the auction ends before your payment has Been received, your bid will automatically be canceled.

Payment Method:            (?) [ Cashier's Check/Money Order v]

        | Click here| to set up additional payment methods

Delivery Method:           (?) [ List of Available Delivery methods v]

    | Click here| to set up additional certificate delivery methods


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                           Click on (?) icons for help

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                             _____________________________

                                Held By Transfer Agent
                             _____________________________

                               No Information Necessary
                             _____________________________

                                    [Next]  [Reset]



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Delivery Methods

Please choose which delivery method you would like to add to your account.

(You must have at least one delivery method set up before you can complete a bid.)

                            [Held By Transfer Agent]

                               [Brokerage Account]


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You have not entered a Delivery Method.                   (1) Enter Bid

Please add your delivery information to continue.         (2) Payment/Delivery

Please click |here| to go back                            (3) Confirm

You have not entered a Payment Method.                    (4) Finish

Pleae add your payment information to continue.

Please click |here| to go back.


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                             _____________________________

                                   Brokerage Account
                             _____________________________

                               Brokerage Name: [          ]

                                  Broker Name:*[          ]

                              Name on Account: [          ]

                                    Account 3: [          ]
                             ______________________________

                                     [Next]  [Reset]

                                       *Optional

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The following fields are incomplete or incorrect:

        . Brokerage Name
        . Name on Account
        . Brokerage Account #

Please click back and fill them in completely/correctly.



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Your delivery information has been updated successfully.
Click [here] to continue in bidding process.


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BioQuestIPO.com:Bid                                       BioQuestIPO.com Info

                                                     Total shares      1,000,000
                                                         offered:
                                                     Minimum Bid:         $10.00
                                                     Closing Date:   Oct 01,2001
                                                                        00:00:00

Dear Lester Maddox,

Please choose the payment method you would like to use to Purchase these shares.

You must also indicate a delivery method for your share   (1) Enter Bid
certificates.
                                                          (2) Payment/Delivery
Please note bids will not be accepted until after
payment has been Received by the Escrow Agent. Until      (3) Confirm
your money is received by the Escrow Agent, your bid is
not official. The auction is subject to close             (4) Finish
As determined by the algorithm embedded in the Dutch
Auction Technology being used. If the auction ends before your payment has Been received, your bid will automatically be canceled.

Payment Method:            (?) [ Cashier's Check/Money Order v]

        | Click here| to set up additional payment methods

Delivery Method:           (?) [ Held by transfer agent v]

    | Click here| to set up additional certificate delivery methods


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                           Click on (?) icons for help


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BioQuestIPO.com:Bid                                       (1) Enter Bid
                                                          (2) Payment/Delivery
                                                          (3) Confirm
                                                          (4) Finish
Dear Lester Maddox,

Please confirm the details of the bid you have submitted.

Please remember that bids will not be accepted until payment has been received by the Escrow Agent(?).

The auction is subject to close as determined by the algorithm embedded in the Dutch Auction technology being used. If the auction ends before your payment has been received, your bid will automatically be canceled and your money is refunded.

Number of Shares:   (?)                                      1

Price Per Share:    (?)                                 $20.00

Total:              (?)                                $ 20.00

Payment Method:     (?)            Cashier's Check/Money Order

Delivery Method:    (?)                 Held by transfer agent


Verification of Taxpayer Identification

Please select one of the options below:

( ) I am a citizen of the United States of America

( ) I am not a citizen of the United States of America

If you are a citizen of the United States, you must fill in the Following information:

Under penalty of perjury, I certify that:

 . The number entered below is my correct Tax
  Identification Number.
 . I am not subject to backup withholding on dividend or interest funds by the Internal Revenue Service because
  (1)I am exempt from backup withholding, or (2)I have not been notified by the IR that I am subject to backup withholding.


Submittal of this form denotes certification of these statements.
Please enter you Taxpayer Identification Number, omitting the hyphens. For individuals, this is your Social Security Number.

Taxpayer Id Number: (?)      [                ]

Please enter your password:  [                          ]

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BioQuestIPO.com:Bid                                       (1) Enter Bid
                                                          (2) Payment/Delivery
                                                          (3) Confirm
                                                          (4) Finish


The password you entered is incorrect. Please try again.

The Social Security # is empty or incorrect. Please click here to change your Social Secuity #.


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BioQuestIPO.com:Bid                                       (1) Enter Bid
                                                          (2) Payment/Delivery
                                                          (3) Confirm
                                                          (4) Finish
BioQuestIPO.com: Bid

Your bid for BioQuestIPO.com has been received, and will be processed. (?)

Please remember that bids will not be accepted until payment has been received by the Escrow Agent. (?)

If you are paying by check or wire transfer, please make sure that the payment is for the exact amount listed below. If you submit a payment which is either too large or too small, your bid will automatically be rejected.

You must also write the Unique bid Number (?) on the check, money order or wire transfer to ensure that your bid is processed properly. If you do not include this bid number, your bid will be rejected. IT MUST INCLUDE THE LETTERS UBN.

The auction is subject to close as determined by the algorithm embedded in the Dutch Auction technology being used. The maximum duration of the auction will be 90 days. If the auction ends before your payment has been received, your bid will automatically be canceled.


Bid Number:         (?)                        UBN000360000064

Number of Shares:   (?)                                      1

Price Per Share:    (?)                                 $20.00

Total:              (?)                                $ 20.00

Payment Method:     (?)            Cashier's Check/Money Order

Delivery Method:    (?)                 Held by transfer agent



                    [Please Click Here to Print Your Invoice]


                           Click on (?) icons for help
                    [Please click Here to Return to Offering]


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       Copyright (c) 1999, 2000 BioQuestIPO.com, Inc. All rights reserved
                       Technology by: Interactica Networks

                                                                 BioQuestIPO.com
                                                                     P.O. box 15
                                                 Fairfax Station, Virginia 22039

                                                                  1-866-468-6228


                                  Bid Invoice

                 Please Print this Invoice out for your records

Bid Placed By:                             Bid Placed for:

Lester Maddox                              Company: BioQuestIPO.com
1234 Your Street                           Offering: 1,000,000 Shares
Your Town, State 10000                     Minimum Price Per Share: 10.00
                                           Auction Ends on: 2001-10-01 00:00:00
                                           (subject to change)


Unique Bid Number    Date Placed   Number of Shares  Price Per Share   Total Bid
-----------------    -----------   ----------------  ---------------   ---------
UBN000360000065      2001-07-21            1             $ 10.00        $ 10.00
                     13:36:00


                                                                SubTotal $ 10.00

                                                                   Total $ 10.00


Method of Payment Selected:                          Cashier's Check/Money Order

Certificate Delivery Method:                          Held by transfer agent


*Notes:

Please note that payment must be received by the Escrow Agent prior to the closing of the auction. Your bid cannot be processed until payment has been received.

You have chosen to pay by certified check. In order for your bid to be properly processed by the Escrow Agent, you must include your Unique Bid Number on the certified check or money order. If the unique bid number is not present on your certified check or money order, the Escrow Agent will not be able to match your payment with your bid, and your bid will automatically be rejected.

You should also include a copy of this invoice with your bank check or money order.

Subj:    BioQuestIPO.com Bid Notice
Date:    7/21/01  12:21:47 PM !!!First Boot!!!
From:    info@bioquestipo.com
To:      Lester Maddox@aol.com

Dear Lester,

You have successfully submitted a bid with BioQuestIPO.com!

Bid Summary:
Company Name: BioQuestIPO.com
Unique Bid #: UBN000360000065
Bid Price: $ 20.00
# of Shares: 1
Total Cost: $ 20.00

Your bid is currently being processed. Once all funds are received by the escrow agent, your bid will be officially accepted and you will be notified by email. Note, that you may place more than one bid and can cancel your bid any time before the auction closes. We will also notify you 24 hours prior to the closing of the auction, that the auction is about to close, and that you have a final opportunity to cancel your bid. Your bid will continue to be valid as an accepted bid, and considered for processing at the close of the Auction.

Please check the My Bids page frequently for status updates. Should you have a problem, please email us at info@bioquestipo.com.

Remember, in the event of a tie, shares will only be allocated by the time of accepted bids on a first come first serve basis.

Thank you.

BioQuestIPO.com

BioQuest International, Inc.                                     Help | Log Out

[Home]            [My Profile]              [Offering]                 [My Bids]


Welcome to My Bids Area!

Your bids

Your Current Bids:

Company                    Bid #                 Amount         Status
-------                    -----                 ------         ------
BioQuestIPO.com            UBN000360000048        $8.00         Processing
BioQuestiPO.com            UBN000360000056       $40.00         Processing
BioQuestIPO.com            UBN000360000064       $20.00         Processing

Your Previous Bids:

Company                    Bid #                 Amount      Shares Allotted


If you wish to cancel a bid click on the Company Name for the Specific bid you wish to cancel. Then click on "Cancel this Bid".



                    | Privacy Statement | Legal Disclaimer |
                   | Home | About Us | IPO Offering | Help |

       Copyright (c) 1999, 2000 BioQuestIPO.com, Inc. All rights reserved
                       Technology by: Interactica Networks

BioQuest International, Inc.                                     Help | Log Out

[Home]            [My Profile]              [Offering]                 [My Bids]


Company BioQuestIPO.com: Current Bid

Date Bid Placed:                          2001-07-21  12:21:47

Bid Number:         (?)                        UBN000360000064

Number of Shares:   (?)                                      1

Price Per Share:    (?)                                 $20.00

Total:              (?)                                $ 20.00

Payment Method:     (?)            Cashier's Check/Money Order

Delivery Method:    (?)                 Held by transfer agent

Status:                                             Processing

[Cancel this Bid]
 _______________


                    | Privacy Statement | Legal Disclaimer |
                   | Home | About Us | IPO Offering | Help |


       Copyright (c) 1999, 2000 BioQuestIPO.com, Inc. All rights reserved
                       Technology by: Interactica Networks

BioQuest International, Inc.                                     Help | Log Out

[Home]            [My Profile]              [Offering]                 [My Bids]


Are you sure you want to Cancel this bid?

Please Enter Your Password:
[                         ]

   [Cancel Your bid]





                    | Privacy Statement | Legal Disclaimer |
                   | Home | About Us | IPO Offering | Help |

       Copyright (c) 1999, 2000 BioQuestIPO.com, Inc. All rights reserved
                       Technology by: Interactica Networks

BioQuest International, Inc.                                     Help | Log Out

[Home]            [My Profile]              [Offering]                 [My Bids]


            The passowrd you netered in incorrect. Please try again.

BioQuest International, Inc.                                     Help | Log Out

[Home]            [My Profile]              [Offering]                 [My Bids]


          Your Bid Was Canceled see your [Offering] for more details.




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                   | Home | About Us | IPO Offering | Help |


       Copyright (c) 1999, 2000 BioQuestIPO.com, Inc. All rights reserved
                       Technology by: Interactica Networks

                              INVESTOR HELP SCREENS

             Including links to the Bidding Tutorial, Bidding Tips
                  and link to Frequently Asked Questions (FAQ)

Investor Help
             Bidding

How To Bid
----------
Follow these instructions to learn all the details about our Dutch Auctions, the bidding process, and what you can do to bid successfully on the BioQuest offering. You can also get some quick answers to the most frequently asked questions about bidding.

Glossary of Bidding Terms for our Offerings
-------------------------------------------
Definitions of terms used in the bidding process. Look here for explanations of unfamiliar terminology, or to make sure you understand exactly what is required for each of the forms you need to fill out to place your bid.

Investor Help
             Bidding
                   How To Bid

Tutorial
--------
Provides a step-by-step walk-through of the bidding process. Especially for beginners and first time users, this tutorial is designed to take you through the bidding process, from choosing a bid price and the number of shares, to sending in your money all the way through to the receipt of your shares. You will need to go through this tutorial before you are allowed to place a bid.

Frequently Asked Questions
--------------------------
Answers to the most frequently asked questions about the bidding process, and Dutch Auctions. Look here for quick answers to some of your most important questions.

QuickTips
---------
10 Important Tips every bidder should know.

Investor Help
             Bidding
                   How To Bid
                         BIDDING TUTORIAL
                         Reading the Prospectus
                         Placing a Bid
                         Selecting Payment and Delivery Methods
                         Confirming your Bid and Taxpayer Status
                         Your Final Bid and Printing Your Invoice


Bidding Tutorial

A Step by Step Tutorial of the Bidding Process.

For first time and beginner bidders, this tutorial will provide you with a complete walk-through of the bidding process, from reading the prospectus to placing your bid, setting up a payment method and confirming your bid. You will need to go through this tutorial before you are allowed to place a bid.

Click Here to proceed to step 1: Reading the Prospectus
-------------------------------------------------------

Prospectus pop-up box containing Prospectus

[Note: this pop-up box only serves as a place holder for the actual prospectus to be placed here upon being declared effective.]

Investor Help
             Bidding
                   How To Bid
                         Bidding Tutorial
                         READING THE PROSPECTUS
                         Placing a Bid
                         Selecting Payment and Delivery Methods
                         Confirming your Bid and Taxpayer Status
                         Your Final Bid and Printing Your Invoice

NOTE: ALL NUMBERS USED IN THE FOLLOWING TUTORIAL ARE FOR EXAMPLE PURPOSES ONLY!

Reading the Prospectus

Before you can begin to place a bid for a company's shares, you should access/read the company's prospectus.

On the My Bids page, you will see a record of your bids for this auction, which contain the name of our Company, a link to our prospectus, and a link which you can follow to place a bid for our shares.


                [Auction]
       [Company]               [Prospectus]            [Auction]
        -------                 ----------              -------
        XYZ Corporation          To Access                Bid


You will notice that the "Bid" link is disabled (grayed out) until you have accessed/read the company's prospectus, and indicated to us that you had access to the information contained therein.

To access/read XYZ Corporation's prospectus, on this website, click on the "To Access" link in the second column.

On the next page, you will have the option to either download the prospectus in PDF format, or to read the prospectus online in your web browser.

        ----------------------------------------------------------
        |                                                        |
        | [PDF Graphic]  Click here to download the company's    |
        |                prospectus in Adobe Acrobat format.     |
        |                                                        |
        | [HTML Graphic] Click here to read the HTML version of  |
        |                the company prospectus.                 |
        |                                                        |
        ----------------------------------------------------------

Choose whichever format you prefer. If you choose to download the prospectus in PDF format, you will need a copy of Adobe Acrobat installed on your computer. A free version of Adobe Acrobat Reader, as well as download and installation instructions for most major operating systems, is available from Adobe's Web site.

Once you have had access/read the prospectus, you can indicate it, by selecting the "Yes" button on the Company Prospectus download page, and clicking the "Place a Bid" button.


        ------------------------------------------------------------
        |                                                          |
        |I HAVE ACCESSED/READ THE PROSPECTUS OF THE COMPANY        |
        |OFFERING ITS SHARES FOR SALE AND CONSISTENT WITH THE TERMS| |AND CONDITIONS OF THE PROSPECTUS I WISH TO PLACE A BID FOR|
        |SHARES OF THE COMPANY OFFERINGS.                          |
        |                                                          |
        |                  [ ] Yes       [ ] No                    |
        |                                                          |
        |                      [Place a bid]                       |
        ------------------------------------------------------------

Click Here to Proceed to Section 2: Placing a Bid
-------------------------------------------------

Investor Help
             Bidding
                   How To Bid
                         Bidding Tutorial
                         Reading the Prospectus
                         Placing a Bid
                         SELECTING PAYMENT AND DELIVERY METHODS
                         Confirming your Bid and Taxpayer Status
                         Your Final Bid and Printing Your Invoice

Selecting Payment and Delivery Methods

Before your bid can be processed, you must indicate how you wish to pay for the shares you are bidding on. Please note that bids cannot be accepted until the funds have been received by the Escrow Agent.

To select a payment method, you must have already created and set up at least one payment method in your profile. The payment methods available to you in the bidding section will depend on what payment methods you have already established.

To choose which payment you would like to utilize for a specific auction, select one from the pull-down menu.

                                /
                Payment       \/ List of Available Payment methods
                Method:[?]       Cashier's Check/Money Order
                                 Wire Transfer
                                 Bank Account Debit


There are some important factors to consider when selecting a payment method. First and foremost, your payment MUST be received by the Escrow Agent before your bid can be accepted. If for any reason your payment is delayed, misrouted, lost or returned, your bid will be canceled. Please also note that the closing of the auction is subject to close as determined by the algorithm embedded in the Dutch Auction technology being used. If the auction closes before your payment is received, your bid will automatically be canceled.

Some other important factors include:

o A Cashier's/Bank Check, Money Order or Wire Transfer must have your Unique Bid ID prominently printed on it, otherwise the Escrow Agent will not be able to match your bid with your payment, and your bid will be rejected at the close of the auction.

o If you choose "Bank Account Debit," be certain that there are sufficient funds in your account prior to placing your bid. Otherwise, your bid may be initially accepted, and then rejected if sufficient funds are not available in your bank account.

Please also note that all residual funds (i.e., the difference between the final cost of the shares you have been allotted and the amount that you previously sent in) will be returned to you by check within 2 weeks, regardless of the payment method which you utilized.

You must also select a delivery method for your stock certificates, should you be allotted shares at the end of the auction. You have a maximum of two choices, both of which must be established and set up in your profile prior to placing a bid. Once you have done so, you will be able to select which method of stock certificate delivery you wish to use for each auction you participate in.

Select the delivery option you desire from the pull-down menu.

                                /
                Delivery      \/ List of Available Delivery methods
                Method: [?]      Send to My Brokerage Account
                                 Hold at Stock Transfer Agent


Once you have selected a payment and delivery method, click the "Next" button to proceed to the bid confirmation page.


Click Here to Proceed to Section 4: Confirming Your Bid and Taxpayer Status
---------------------------------------------------------------------------

Investor Help
             Bidding
                   How To Bid
                         Bidding Tutorial
                         Reading the Prospectus
                         Placing a Bid
                         Selecting Payment and Delivery Methods
                         CONFIRMING YOUR BID AND TAXYPAYER STATUS
                         Your Final Bid and Printing Your Invoice

Confirming your Bid and Taxpayer Status

Once you have selected a payment method and delivery method, you are ready to confirm the details of your bid and verify your Taxpayer ID number.

Make sure that the number of shares you have bid on, and the price per share that you indicated you were willing to pay, are both correct. Also double check the payment and delivery methods that you selected in step 2.


                Number of Shares: [?]                  1,000
                Price Per Share: [?]                  $27.00
                Total: [?]                        $27,000.00
                Payment Method [?]             Wire Transfer
                Delivery Method [?]     Deliver to Brokerage
                                                     Account

If all of that information is correct, you are now ready to confirm your bid.

First, you must indicate whether or not you are a citizen of the United States. Choose the appropriate option from the two which are listed.


        Please select one of the options below:

        [x]  I am a citizen of the United States of America

        [ ]  I am NOT a citizen of the United States of America


If you are a citizen of the United States of America, then you must verify that the disclosure statement which follows is true.

          Under penalty of perjury, I certify that:

          *    The number of entered below is my correct
               Tax Identification Number.

          * I am not subject to backup withholding on dividend or interest funds by the Internal Revenue Service because (1) I am exempt from backup withholding, or
               (2) I have not been notified by the IRS that I am subject to backup withholding.

          Submittal  of this form  denotes  certification  of these
          statements.  Please  enter  your  Taxpayer   Identification
          Number, omitting the hyphens. For individuals, this is your social security number.

          Taxpayer ID Number: [?]  [                      ]

If the statement above is true, you must indicate such by entering your Taxpayer ID Number. For individuals, this is your social security number.

If you are not a citizen of the United States of America, you are not required to enter anything into the Taxpayer ID Number field.

Finally, once you have filled in the required bids, if you are certain that your bid information is correct, enter your password (this is the same as the password you used in the Offering section of the site) into the password field and then click on the "Confirm Bid" link.

               Please enter your password  [                       ]

 <-- Back                                                 Confirm Bid -->

The next screen will include the final details of your bid, as well as any pertinent instructions regarding your payment or delivery methods. There will also be a link which you can use to display a printable invoice for your records. You should also include a printed copy of this invoice with any payments you need to send in to the Escrow Agent.


Click Here to Proceed to Section 5: Your Final Bid and Invoice
--------------------------------------------------------------

Investor Help
             Bidding
                   How To Bid
                         Bidding Tutorial
                         Reading the Prospectus
                         Placing a Bid
                         Selecting Payment and Delivery Methods
                         Confirming your Bid and Taxpayer Status
                         YOUR FINAL BID AND PRINTING YOUR INVOICE

Your Final Bid and Printing Your Invoice

Once your final bid has been confirmed, you will see a page summarizing the details of your bid.

The most vital piece of information presented on this page is your UNIQUE BID NUMBER. You should pay careful attention to this number. If you have any questions regarding your bid, or any problems with your payment, you MUST refer to this number.


                Bid Number: [?]              UBN123450123456
                Number of Shares: [?]                  1,000
                Price Per Share: [?]                  $27.00
                Total: [?]                        $27,000.00
                Payment Method [?]             Wire Transfer
                Delivery Method [?]     Deliver to Brokerage
                                                     Account


The Unique Bid Number is the only piece of information which the Escrow Agent can use to identify your payment. Therefore, if you chose to pay with a Cashier's Check, Bank Check, Wire Transfer, or Money Order, you must include your Unique Bid Number on your payment. If you are paying by Cashier's/Bank Check or Money Order, write the Unique Bid Number in the "memo" area. If you are paying by wire transfer, make sure that your bank includes the Unique Bid Number as one of the comment areas on your wire transfer. IT MUST INCLUDE THE LETTERS "UBN".

Lastly, you will notice a link to a printable invoice.


                    Please Click Here to Print Your Invoice
                    ---------------------------------------


Click on that link to go to a page which you can print, and which will serve as the invoice for your bid. To help the Escrow Agent identify your payment, if you choose to pay by Cashier's/Bank Check or Money Order, include a copy of the invoice with your payment.

Investor Help
             Bidding
                   How To Bid
                         Frequently Asked Questions
                              How does a Dutch Auction work?
                              How does the bidding process work?
                              How can I pay for the IPO shares I bid on?
                              Who and what is an escrow/transfer agent?
                              If I am allocated shares, how will I receive them? When can I trade my shares?
                              How can I trade my shares?

Answers to the most frequently asked questions about the bidding process, and Dutch Auctions. Look here for quick answers to some of your most important questions.

Investor Help
             Bidding
                   How To Bid
                         Frequently Asked Questions
                              How does a Dutch Auction work?
                              How does the bidding process work?
                              How can I pay for the IPO shares I bid on?
                              Who and what is an escrow/transfer agent?
                              If I am allocated shares, how will I receive them? When can I trade my shares?
                              How can I trade my shares?

How does a Dutch Auction work?

The normal auction, as used on ebay.com for example, is used to sell one specific item, with the market price obviously set to the highest bid. A "Dutch Auction" is used to sell many items, in our case, shares of a company's stock. A Dutch Auction is often blind, whereby each bidder does not see anyone else's bids. At the conclusion of the auctions, the bids are placed in descending order. The market price (or clearing price) is set to the lowest bid that sells the number of items being sold.

Example:
BioQuest wants to sell 1 million shares of its stock to the public. The minimum they are willing to accept for the stock is $10 per share. This means that if the shares are not sold at $10/share or higher, BioQuest will withdraw the IPO. BioQuest receives the following bids, ordered from highest to lowest share price:

         *  Bids of 100,000 shares @ $20 per share
         *  Bids of 100,000 shares @ $18 per share
         *  Bids of 150,000 shares @ $16 per share
         *  Bids of 400,000 shares @ $14 per share
         *  Bids of 750,000 shares @ $12 per share
         *  Bids of 1,000,000 shares @ $10 per share

In this example, the "clearing price" would be set to $12, as the 1,000,000th share is sold as part of the $12 per share groups bid. Therefore, bids from $14-$20 would get their full allotment (all the shares they requested), but they would purchase them at a price of $12 per share. Bids at $12 would receive only 250,000 of their requested 750,000 shares (or 33 1/3% of the shares each bidder bid on). Bids at $10 would receive nothing.

This is indeed a simple example used to illustrate the Dutch Auction process. In reality, no single bidder may bid on more than 10% of the total number of shares being sold. Investors should bid the highest price that they would be willing to pay for the stock. This determines the price that yields the fairest results for both the investors and the Company.

Investor Help
             Bidding
                   How To Bid
                         Frequently Asked Questions
                              How does a Dutch Auction work?
                              How does the bidding process work?
                              How can I pay for the IPO shares I bid on?
                              Who and what is an escrow/transfer agent?
                              If I am allocated shares, how will I receive them? When can I trade my shares?
                              How can I trade my shares?

How does the bidding process work?

Now that you have registered with us, you have access to the online BioQuest Prospectus. Here's how the bidding process works:

Next to BioQuest under Company, you will see two links: one to access the prospectus and one to bid. It is our goal to encourage prudent investing, and we want every bidder to carefully evaluate our company so that they can make educated bids. You must click on the prospectus button, access/read the prospectus and then check the box at the end signifying that you have had access/read and understand the prospectus. You will then return to the Offerings page, and the bid link will be enabled. You may access/read the prospectus again at any time by clicking on the prospectus link. When you click on the bid link, you get to a series of screens asking you to make your bid. You must provide the number of shares you wish to bid on, the highest price you would be willing to pay for those shares, where you want those shares sent (e.g. Your brokerage account or held by the Transfer Agent,) and how you will pay for your bid. Your password is required to certify your bid and confirm the information.

Once submitted, your bid will be marked "processing." At this time, you must make payment arrangements. If you selected bank account debit on the bidding for, your payment will be automatically submitted to the escrow agency. If you selected certified check, money order or wire transfer, you must manually send in your payment. It is critical that you write your Unique Bid Number on your check, or in the reference link on the wire instructions. Once your payment is received and cleared by the Escrow Agent, your bid is market as "accepted." If you are not allocated any shares, all of your money will be returned to you, or if you are allocated shares but at a lower price, the excess funds will be immediately returned as well. All funds will be returned to you by check, sent out after the close of the auction and the auditor's approval (usually within 5 business days).

While bidding is available 24 hours a day, any bids submitted after 5:00 PM Eastern Time will be processed the next business day.

That's it! Keep coming back to My Bids page to view the status of each of your bids. Remember the auction is subject to close as determined by the algorithm embedded in the Dutch Action technology being used at any time prior to the end of the 90 day period, so remember to bid early and to check back often!

Investor Help
             Bidding
                   How To Bid
                         Frequently Asked Questions
                              How does a Dutch Auction work?
                              How does the bidding process work?
                              How can I pay for the IPO shares I bid on?
                              Who and what is an escrow/transfer agent?
                              If I am allocated shares, how will I receive them? When can I trade my shares?
                              How can I trade my shares?

How can I pay for the IPO shares I bid on?

You can pay for the IPO shares you bid on in one of three ways:

* Send in a certified check or money order for the amount due. NO PERSONAL CHECKS WILL BE ACCEPTED! (You must include your Unique Bid Number on your certified check or money order.)
* Wire funds directly from your bank or brokerage account. (You must include Unique Bid Number as part of your wire transfer instructions.)
*    Have the Escrow Agent debit your bank account.

Remember, shares will only be allocated to those investors whose money has been received and confirmed by the Escrow Agent. Please keep in mind the following amount of time that may be necessary for your payment to clear:

* Certified check or money order - Clears the day it is received by the Escrow Agent
* Wire - Clears the day it is received (note that wire transfer cutoffs are 5PM Eastern Time).
* Debit - Clears immediately, if there are sufficient funds. Please note, that if there are insufficient funds, your bid can be rejected up to 5 days after you placed the bid.

PLEASE NOTE, THE ABOVE TIME GUIDELINES CAN VARY DEPENDING ON YOUR BANK. THEREFORE, UNTIL FUNDS ARE RECEIVED AND CONFIRMED BY THE ESCROW AGENT, YOUR BID IS NOT ACCEPTED.

Investor Help
             Bidding
                   How To Bid
                         Frequently Asked Questions
                              How does a Dutch Auction work?
                              How does the bidding process work?
                              How can I pay for the IPO shares I bid on?
                              Who and what is an escrow/transfer agent?
                              If I am allocated shares, how will I receive them? When can I trade my shares?
                              How can I trade my shares?

Who and what is an escrow/transfer agent?

An escrow/transfer agent is the bookkeeper of funds coming in from the bidding process of the Auction. The Escrow Agent is an FDIC insured bank. A Transfer Agent is the bookkeeper for public companies' stock records. They keep track of how many shares there are, where they are, and whom they belong to.

The Escrow Agent will hold your payment until the close of the auction or until you cancel your bid, in which case, you will receive your refund in 2 weeks (auctions never last longer than 90 days). If you are allocated shares, the Transfer Agent will issue you the appropriate number of shares of stock. If not allocated shares, the Escrow Agent will return all money to you directly by check within two weeks.

Investor Help
             Bidding
                   How To Bid
                         Frequently Asked Questions
                              How does a Dutch Auction work?
                              How does the bidding process work?
                              How can I pay for the IPO shares I bid on?
                              Who and what is an escrow/transfer agent?
                              If I am allocated shares, how will I receive them? When can I trade my shares?
                              How can I trade my shares?

If I am allocated shares, how will I receive them?

Your shares can be held by the Transfer Agent, or automatically transferred to any brokerage account you have. When you place a bid you will indicate how and where you want your shares to be delivered.

If you choose to let the Transfer Agent hold your shares, they are held in book entry form. You may choose to have the certificate sent to you or your brokerage account at a later date.

If you want the shares sent to your brokerage account, you must take one additional step. Upon notification of allocation, you will need to download a form letter from Offerings, and forward that letter to your broker requesting that they initiate the transfer of certificates from the Transfer Agent. This can usually occur in 24-48 hours.

Investor Help
             Bidding
                   How To Bid
                         Frequently Asked Questions
                              How does a Dutch Auction work?
                              How does the bidding process work?
                              How can I pay for the IPO shares I bid on?
                              Who and what is an escrow/transfer agent?
                              If I am allocated shares, how will I receive them? When can I trade my shares?
                              How can I trade my shares?

When can I trade my shares?

As soon as the company's stock begins trading on the market your shares are free to trade. Upon completion of the offering and after the approval of the auditors, the company will list its stock on the market and being trading usually within 1 week. We anticipate the shares will trade on the American Stock Exchange (AMEX) under the ticker symbol BQ. (Assuming $5,000,000 is raised and there is $15,000,000 market value in the float.)

Investor Help
         |=> Bidding
                   How To Bid
                         Frequently Asked Questions
                              How does a Dutch Auction work?
                              How does the bidding process work?
                              How can I pay for the IPO shares I bid on?
                              Who and what is an escrow/transfer agent?
                              If I am allocated shares, how will I receive them? When can I trade my shares?
                              How can I trade my shares?

How can I trade my shares?

You can trade your stock either with the Transfer Agent or your current broker. As long as the stock was transferred to your brokerage, you are free to begin trading as soon as it opens on the market.

BIDDING QUICK TIPS

New to bidding? Here are some quick facts to help you:

1. Before placing a bid, it is always a good idea to be a prudent investor who does his/her homework. You are highly encouraged to access/read the company's prospectus, and do your own outside research, to understand the company itself and make an educated bid.

2. The company sets the number of shares to be issued and the minimum bid price. In order to place a bid, you must price your bid at or higher than the minimum and up to the maximum bid price, and indicate the number of shares you would like. For example, the minimum bid is $10.00 and the maximum bid is $20.00. You may place your bid anywhere between $10.00 and $20.00.

3. The higher your bid, the more likely you are to be allocated shares. Your bid must be an amount that you are willing to pay. Remember, you must come up with the full cash amount of your bid before your bid is accepted into the auction.

4. You may bid for as little as one share. However, no one investor, individual or institution can place a bid for more than 10% of the total shares offered for each company. In BioQuest's offering of 1,000,000 shares, you may not bid for more than 100,000 shares.

5. Once you place a bid, the bid is not officially accepted until your money is received at the Escrow.

6. BioQuest has the right to close the auction as determined by the algorithm embedded in the Dutch Auction technology used.

7. Remember, in the event of a tie, shares will be allocated to investors on a first come, first serve basis according to bid time.

8. Each bidder will be assigned a Unique Bid ID for each bid placed. It is important to remember that this Unique Bid ID needs to be written on your certified check or included in your wire instructions. Without this Unique Bid ID on your check, your check will be returned or wire refused, and your bid not accepted.

9. You can cancel your bid at any time before the close of the auction. Once canceled, your money will be returned to you by check within two weeks. further, just prior to the close of the Auction, you will be sent a "confirmation" email announcing our intention to close the Auction, and giving you a final opportunity to withdraw any of your bids from the Auction. You will have 24 hours to cancel. All bid snot canceled, will be considered for processing at the close of the Auction.

10. Note, that you will be notified via email, just prior to the close of the Auction, that you have a final opportunity to cancel your bids. You will be given 24 hours to cancel. Those bids not canceled within the 24 hour time period, will continue to be valid and accepted bids, and will be considered for processing at the close of the auction. Once the Auction has closed, the Auction process has been audited, and a clearing price has been established, you will be notified by email.

Investor Help
            |=> Bidding
                      |=> Glossary of Bidding Terms for our Offerings
                                            Certificate Delivery Method
                                            Number of Shares
                                            Payment Method
                                            Price Per Share
                                            Stock Transfer Agent
                                            Taxpayer ID Number
                                            Total Bid
                                            Unique Bid Number


Definitions of terms used in the bidding process. Look here for explanations of unfamiliar terminology, or to make sure you understand exactly what is required for each of the forms you need to fill out to place your bid.

Investor Help
            |=> Bidding
                      |=> Glossary of Bidding Terms for our Offerings
                                            Certificate Delivery Method
                                            Number of Shares
                                            Payment Method
                                            Price Per Share
                                            Stock Transfer Agent
                                            Taxpayer ID Number
                                            Total Bid
                                            Unique Bid Number

Certificate Delivery Method

You can have your IPO shares delivered in one of two way:

         . Your shares can be held with the Transfer Agent, or . You can choose to have your shares automatically transferred to your brokerage account.

When you place a bid, you are required to indicate which delivery method you choose.

See Also:

Bidding Tutorial:  Selecting Payment and Delivery Methods

Frequently Asked Bidding Questions: If I am allocated shares, how will I receive them?

Investor Help
            |=> Bidding
                      |=> Glossary of Bidding Terms for our Offerings
                                            Certificate Delivery Method
                                            Number of Shares
                                            Payment Method
                                            Price Per Share
                                            Stock Transfer Agent
                                            Taxpayer ID Number
                                            Total Bid
                                            Unique Bid Number

Number of Shares

This is the minimum number of shares that you are willing to purchase. Depending on the price which you indicated that you are willing to pay per share, and the time and date that you submitted your bid, you may not receive all of the shares you have requested.

Important: No investor may bid or received more than 10% of the total number of shares being offered (100,000).

Investor Help
            |=> Bidding
                      |=> Glossary of Bidding Terms for our Offerings
                                            Certificate Delivery Method
                                            Number of Shares
                                            Payment Method
                                            Price Per Share
                                            Stock Transfer Agent
                                            Taxpayer ID Number
                                            Total Bid
                                            Unique Bid Number

Payment Method

You can pay for your shares bid for in one of three ways:

         . Send in a certified check or money order for the amount due. . Wire funds directly from your bank or brokerage account.
         . Have the Escrow Agent debit your bank account.

See also:

Bidding Tutorial: Selecting Payment and Delivery Methods

Frequently Asked Bidding Questions: How can I pay for the IPO shares
I bid on?

Investor Help
            |=> Bidding
                      |=> Glossary of Bidding Terms for our Offerings
                                            Certificate Delivery Method
                                            Number of Shares
                                            Payment Method
                                            Price Per Share
                                            Stock Transfer Agent
                                            Taxpayer ID Number
                                            Total Bid
                                            Unique Bid Number


Price Per Share

This is the maximum price you are willing to pay per share. [Note that the final offering price of a particular company's stock is determined by calculating that price at which the entire allocation of shares being offered to the public will be sold (the "clearing price").] If you have a successful bid, the price per share you actually pay will most likely differ from that which you indicated you are willing to pay. It can never be higher, but will be equal to or lower than the price which you bid.

Shares are allocated to the highest bidders first. Therefore, even though your bid may be above the minimum bid price, you may or may not receive any shares, depending on how many people placed bids which were higher than yours.

See also:

Frequently Asked Questions:  How does a Dutch Auction work?

Investor Help
            |=> Bidding
                      |=> Glossary of Bidding Terms for our Offerings
                                            Certificate Delivery Method
                                            Number of Shares
                                            Payment Method
                                            Price Per Share
                                            Stock Transfer Agent
                                            Taxpayer ID Number
                                            Total Bid
                                            Unique Bid Number

Stock Transfer Agent

A Transfer Agent is the bookkeeper for public companies' stock records. They keep track of how many shares are issued, where they are located, and to whom they belong. An Escrow Agent acts as the depository of all monies received for bids placed. The Escrow Agent is an FDIC insured bank.

Investor Help
            |=> Bidding
                      |=> Glossary of Bidding Terms for our Offerings
                                            Certificate Delivery Method
                                            Number of Shares
                                            Payment Method
                                            Price Per Share
                                            Stock Transfer Agent
                                            Taxpayer ID Number
                                            Total Bid
                                            Unique Bid Number

Tax Payer ID Number

For individuals, this is your 9 digit Social Security Number, entered without the hyphens ("-"). You are required to verify that the following information is true before we are able to accept your bid.

         . The number entered below is the correct Tax Identification
           Number for the individual placing the bid.

         . The individual placing the bid is not subject to backup withholding on dividend or interest funds by the Internal Revenue Service because he/she:

                  1.  Is exempt from backup withholding, or
                  2. Has not been notified by the IRS that he/she is subject to backup withholding.

See also:

Bidding Tutorial: Confirming your Bid and Taxpayer Status

Investor Help
            |=> Bidding
                      |=> Glossary of Bidding Terms for our Offerings
                                            Certificate Delivery Method
                                            Number of Shares
                                            Payment Method
                                            Price Per Share
                                            Stock Transfer Agent
                                            Taxpayer ID Number
                                            Total Bid
                                            Unique Bid Number

Total Bid

This amount is automatically calculated by multiplying the number of shares you indicated you were willing to purchase by the price per share you indicated you were willing to pay.

This is the total amount that you will need to send to the Escrow Agent in order to insure that your bid is accepted. It is important that you send EXACTLY this amount, along with your Unique Bid Number, otherwise your bid will be automatically rejected.

Investor Help
            |=> Bidding
                      |=> Glossary of Bidding Terms for our Offerings
                                            Certificate Delivery Method
                                            Number of Shares
                                            Payment Method
                                            Price Per Share
                                            Stock Transfer Agent
                                            Taxpayer ID Number
                                            Total Bid
                                            Unique Bid Number


Unique Bid Number

This number is generated by BioquestIPO.com and is assigned to all completed bids. It allows you to track your curent bids, and it allows the Escrow Agent to match up your bid with your payment.

It is absolutely vital that you write your unique bid number on all payments, whether they be a certified bank check, money order or wire transfer. Failure to do so will result in your bid status remaining as processing, until the end of the auction, at which time it will be rejected. The unique bid number is the only way the Escrow Agent can match your bid with your payment.

Your Unique Bid Number will look as follows:

                                                UBN123450123456

See also:

Bidding Tutorial: Your Final Bid and Printing your Invoice

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                                FAQ SCREENS

FAQ's for the Individual

o       What is an IPO?

o       What is a self-underwritten Direct Public Offering (DPO)?

o       What is a Dutch Auction?

o       What happens in case of a tie?

o       How does the bidding process work?

o       What information do I receive about BioQuest?

o       How long will the auction be open?

o       What is the minimum number of shares I can buy?

o       How do I pay for the DPO?

o       Who/What is the escrow/transfer agent?

o       Can I change or cancel a bid?

o       Can I submit more than one bid?

o       What happens to my stock once I buy it?

o       When can I trade the stock?

o What happens if I bid for BioQuest's DPO and I get outbid or the offering does not get done?

o       How is BioQuest's  website  different from other sites  offering  online
        IPO's?

o       On what exchange will BioQuest's shares be listed?

o       How can I receive a hard copy of BioQuest's prospectus?

FOR THE INDIVIDUAL:
WHAT IS AN INITIAL PUBLIC OFFERING (IPO)?

An Initial Public Offering is when a corporation offers stock to the public for the first time.

WHAT IS A SELF-UNDERWRITTEN DIRECT PUBLIC OFFERING (DPO)?

A self-underwritten DPO is when a company files to go public itself without the use of a traditional investment banking firm.

WHAT IS A DUTCH AUCTION?

This is a system that enables all potential investors in an IPO to make a bid at the price they are willing to pay for the stock in the aftermarket. The price for the IPO is set at the price of the lowest bid price that sells all of the allotted shares. All shares are priced at that price. The investors are allocated their shares by filling the highest bid first and then in descending bid price order.

An example:

BioQuest wants to sell 1,000,000 shares of its stock on an all-or-nothing basis at $10/share minimum in a DPO. This means that if at least 1,000,000 shares are not sold at $10/share to as high as $20/share, BioQuest will withdraw the DPO. Investors then bid the price that they are willing to pay, understanding that this is an auction that fills from the highest price to the lowest price. One person may bid $20/share for 1,000 shares. Another, $10/share for 1 share.

Number of Shares      Bid Price    Aggregate Number of      Success % if
Requested By             ($)       Shares at Bid Price       1,000,000
  Bidders                              and Greater         Valid Firm Bids
  -------             ---------        -----------         ---------------
  100,000                 20             100,000                 100%
  100,000                 18             200,000                 100%
  150,000                 16             350,000                 100%
  400,000                 14             750,000                 100%
  750,000                 12           1,500,000                  0
1,000,000                 10           2,500,000                  0


In the example above, BioQuest desires to sell 1,000,000 shares of its stock and a total of 2,500,000 shares were bid for at prices ranging from $10/shares to $20/share. All bidders from $14/share to $20/share would receive 100% of their shares bid for, and the aggregate number of shares in that range is 750,000. That leaves 250,000 shares for the next lowest bid group at $12/share. However, there were 750,000 bids at that price. this means that each bidder would receive 33 1/3 % of the number of shares they bid for because 250,000 divided by 750,000 equals 33 1/3%.
Thus, $12/share is the "clearing price" and the price all bidders will pay at the conclusion of the Auction. Those who bid higher than $12/share will get refund checks sent to them from the Escrow Agent for the difference. Likewise, those who bid at $12/share and sent in money to the Escrow Agent for their toal bid, would receive a refund for the shares which were not allotted to them (66 2/3%). Those who bid at $10/share are deemed "unsuccessful bidders" and 100% of their money would be refunded to them by the Escrow Agent.

WHAT HAPPENS IN CASE OF A TIE?

If there are too many bids at the clearing price to fill them all with the remaining shares, the following procedure will be carried out:

The total remaining shares to allocate will be divided by the total number of shares bid on at the clearing price. If the percentage is less than 10%, then bids will be filled in their entirety on a first-come, first-served basis based on your bid submission time. If this percentage is greater than or equal to 10%, then everyone who has a bid at the clearing price will receive that percentage of their desired allotment. All partial share allotments will be rounded down to the nearest whole number, and these combined partial shares will be allocated to the bidders based on their time stamps, on a first-come first-served basis. See the examples below for clarification.

Total shares offered in the DPO: 1,000,000 (see example above).

Clearing Price: $12.00

750,000 shares bid are allocated 100% to investors who bid from $14/share to $20/share.

There are 250,000 shares left to be allocated amongst 750,000 bid for at the $12/share price. (750,000 of the 1,000,000 offered were already allocated at 100% to bidders from $14/share to $20/share).

In this example each bidder at $12/share would receive 33 1/3% of the number of shares they bid for because 250,000 divided by 750,000 equals 33 1/3%.

HOW DOES THE BIDDING PROCESS WORK?

You place a bid on an IPO for the price you feel comfortable paying in the aftermarket and which will be high enough to insure you are a "successful bidder". Remember, this is a Dutch Auction that fills from the highest bid to the lowest bid.

WHAT INFORMATION DO I RECEIVE ABOUT BIOQUEST?

You will be required to read BioQuest's Prospectus before placing a bid. Our prospectus will be available to you online or from this site you may go to Contact Us and request a hard copy be sent to you via the U.S. Postal Service.

HOW LONG WILL THE AUCTION BE OPEN?

The auction will be open for up to 90 days. However, the auction is subject to close as determined by the algorithm embedded in the Dutch Auction technology being used. Therefore, it is in your best interest to place a bid and send your money to AST as soon as possible.

WHAT IS THE MINIMUM NUMBER OF SHARES I CAN BUY?

There is no minimum number of shares that a prospective bidder has to buy. You can buy one share to a maximum of 10% of the whole offering.

HOW DO I PAY FOR THE DPO?

You can pay for an DPO that is on our site in one of three ways:

o    Send in a certified check or money order for the amount due.
o    Wire funds directly from your bank or brokerage account.
o    Have your bank account  electronically  debited  (United  States  Residents
     Only).

All payments are sent to and received by the Escrow Agent.

WHO AND WHAT IS THE ESCROW/TRANSFER AGENT?

An Escrow Agent is the bookkeeper of funds c oming in fromthe bidding process of the Auction. The Escrow Agent is an FDIC insured bank.
A Transfer Agent is the bookkeeper for public companies' stock records. They keep track of how many shares there are, where they are, and whom they belong to.

CAN I CHANGE OR CANCEL A BID?

You can cancel your bid at anytime prior to the closing of the auction. The only way to change a bid is to cancel your original bid and re-submit a new bid. Further, just prior to the close of the Auction, each bidder will be sent a "confirmation" email announcing our intention to close the Auction, and giving you a final opportunity to cancel any of your bids from the Auction. Each bidder will have 24 hours to cancel. You bid will continue to be valid as an accepted bid, and considered for processing at the close of the Auction.

CAN I SUBMIT MORE THAN ONE BID?

Yes. You can submit as many bids as you would like. Please remember that you can only bid for up to 10% of the entire BioQuest offering. Therefore, the total shares of all your bids may not exceed 100,000 BioQuest shares.

WHAT HAPPENS TO MY STOCK ONCE I PURCHASE IT?

When you place a bid, you indicate how you want the Transfer Agent to deliver your shares. Either they may be held at the Transfer Agent or transferred to your brokerage account

WHEN CAN I TRADE THE STOCK?

BioQuest shares will begin trading on the American Stock Exchange if this 1,000,000 share offering is successful. (Assuming $5,000,000 is raised and there is $15,000,000 market value in the float.)

WHAT HAPPENS IF I BID FOR THE BIOQUEST'S DPO AND I GET OUTBID, OR THE OFFERING IS WITHDRAWN?

If you were outbid or the offering does not go public, you will be returned all monies by check from the Escrow Agent at the end of the auction. If you paid originally by wire transfer, all funds will be credited to the account from which you wired funds. All other payment methods will be reimbursed by check from the Escrow Agent within two (2) weeks.

HOW IS BIOQUESTIPO.COM DIFFERENT FROM OTHER SITES OFFERING ONLINE IPO'S?

BioQuest's site is different from other sites offering "online" IPO's in several ways:

o    You can buy our stock directly from BioQuest on our site.

o You can pay for the DPO with a certified check/money order, wire transfer, or debiting your bank account.

o    We use a Dutch Auction method to allocate the purchase of shares.

o A self-underwritten offering done on our website enables anyone with the requisite money to pay for their shares, to have an equal chance to buy from 1 share to 10% of this BioQuest offering.

ON WHAT EXCHANGE WILL THE BIOQUEST SHARES BE LISTED?

Our shares initially will be listed on the American Stock Exchange ("AMEX") if this 1,000,000 share offering is successful. (Assuming $5,000,000 is raised and there is $15,000,000 market value in the float.)

HOW CAN I RECEIVE A HARD COPY OF BIOQUEST'S PROSPECTUS?

You can print it out directly from the BioQuestIPO.com website. Or you may go to Contact Us and request a copy to be sent by phoning, faxing or emailing us.

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About BioQuest IPO.com
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Frequently asked    About BioQuestIPO.com
Questions

                    BioQuest International, Inc. was organized November 4, 1999 under the laws of Virginia as a privately held corporation and to exist as a holding corporation for the purposes of creating, establishing, acquiring, building and developing various wholly owned subsidiary companies, all allied within the alternative/complementary/integrative medical field.

                    BioQuest International, Inc. is the first company ever, to do a self-underwritten, Direct Public Offering (DPO), over the Internet, and using the Dutch Auction process. The funds it will raise through this offering will infuse capital into each of its proposed entities, as well as new ones it will acquire upon the successful completion of the offering.

                    We invite you to learn more about BioQuest's business and plans for the future, by Registering and accessing our Prospectus.

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                                PRIVACY STATEMENT SCREENS

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Frequently asked    BioQuestIPO.com Privacy Statement
Questions
                    Receipt of Information

                    Our primary goal is to provide you with a smooth, efficient and customized experience while you visit this site and bid on our Auction. To be able to access our prospectus online, you need to register using our registration form. You will be required to provide us with your contact information, such as name, address, phone number and e-mail. For your protection, you are required to create a unique user name and password.

                    You may request a hard copy of the BioQuest Prospectus by clicking on Contact Us.

                    We automatically track certain information about you based upon your behavior on our site. This information may include the URL that you just came from (whether this URL is on our site or not), which URL you next go to (whether this URL is on our site or not), what browser you are using, and your IP address (an anonymous code that identifies the physical location of your internet service provider). We use this information solely to conduct internal research on our users' demographics, interests and behavior to better understand and serve our users. This information is compiled and analyzed on an aggregated, and not on an individual, basis.

                    If you use a service provided by an affiliated company of BioQuestIPO.com, the Service Provider may provide personal information about you and possibly the transaction back to BioQuestIPO.com.

                    Our Use of Your Information

                    We use personally identifiable information about you to improve our marketing and promotional efforts, to statistically analyze site usage, improve our content and product offerings and customize our site's content, layout and services. We believe these uses allow us to improve our site and better tailor it to meet your needs now, and for the future.

                    We may also use your data to deliver information to you that, in some cases, is targeted to your interests, such as targeted banners, new services and promotions. By registering with BioQuestIPO.com, you expressly agree to receive this information. You can remove yourself from participating on this site by sending an email to info@bioquestipo.com.

                    We may use your email address, your mailing address and phone number to contact you regarding administrative notices, new product offerings and communications relevant to your use of the site.

                    We may use information in the file we maintain about you, and other information we obtain from your current and past activities on the site, to resolve disputes, and troubleshoot. At times, we may look across multiple users to identify problems or resolve disputes, and in particular on rare occasions, we may evaluate your information to look for users using multiple User ID's.

                    Our Disclosure of Your Information

                    Unfortunately, due to the existing regulatory environment, we cannot ensure that all of your private communications and other personally identifiable information will never be disclosed in ways not otherwise described in this Privacy Statement. By way of example (without limiting the foregoing), we may be forced to disclose information to the government or third parties under certain circumstances, or third parties may unlawfully intercept or access transmissions or private communications. You expressly grant us permission to disclose any information about you to law enforcement or other government officials as we, in our sole discretion, believe necessary or appropriate, in connection with an investigation of fraud, intellectual property infringements or other activity that is illegal or may expose us to legal liability.

                    The following describes some of the ways that your personally identifiable information may be disclosed:

                    Service Providers. BioQuestIPO.com offers a number of third party services from our site (e.g., escrow, authentication). If you choose to use these optional services, we will, by necessity, provide some of your personally identifiable information to the Service Provider offering such services. You can, of course, avoid having us make such disclosures by choosing not to use these services. Because we do not control the privacy practices of these third parties, you should evaluate their practices before deciding to use their services.

                    BioQuestIPO.com Subsidiaries and Joint Ventures. We will share much of our data, including personally identifiable information about you, with our subsidiaries and Joint Ventures that are committed to serving your person-to-person investment needs throughout the world. To the extent that these entities are getting access to your information, they will treat it at least as protectively as they treat information they obtain from their other users. We require our subsidiaries and joint ventures to follow privacy practices no less protective of all users than the practices described in our document. Welcome to the BioQuestIPO.com community!

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About BioQuest IPO.com
Getting Started
Frequently asked         BioQuestIPO.com Legal Disclaimer
Questions

                    1. This site is to be used for the purposes of reviewing BioQuest's prospectus and bidding on BioQuest's self-underwritten Direct Public Offering (DPO).

                    2. Only registered bidders of BioQuestIPO.com may bid on the shares offered on this site.

                    3. It is the responsibility of the registered bidder to secure his/her password and user name and BioQuestIPO.com shall not be responsible for the unauthorized use of a registered member's username and password to enter the site and bid on shares.

                    4. All substantive content of the offering documents presented herein is the property of BioQuest, and may be protected by copyright laws and treaties both in the United States and in foreign jurisdictions.

                    5. All sales of securities herein are conducted pursuant to the "Dutch Auction" method and all registered bidders agree that they have been fully informed of, and agree to abide by, the standard conduct of the "Dutch Auction" as set forth in the DPO Tutorial herein.

                    6. It is understood and agreed that registered bidders may bid on our shares after accessing our prospectus. The registered bidder will signify that he/she has had access to the prospectus prior to making any bids on our BioQuest stock. We strongly urge you to read the prospectus prior to bidding.

                    7. There are a number of factors that affect the length and closing date of our auction. We do not and cannot control these factors.


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(Register here)              Contact Us
About BioQuest IPO.com
Getting Started              P.O. Box 15
Frequently asked             Fairfax Station, Virginia 22039
Questions                    To request a hard copy of our Prospectus you may
                             phone, fax or email us with your request at the numbers/address below.

                             phone: 1-866-468-6228
                             fax: 1-866-466-3228
                             info@bioquestipo.com


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